UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant             ☒
Filed by a Party other than the Registrant     ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Miragen Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1

MIRAGEN THERAPEUTICS, INC.
6200 LOOKOUT ROAD
BOULDER, CO 80301
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 21, 2020
Please take notice that the 2020 Annual Meeting of the Stockholders (the “annual meeting”) of MIRAGEN THERAPEUTICS, INC., a Delaware corporation (the “Company”), will be held at the time and place and for the purposes indicated below. We intend to mail our proxy materials to our stockholders on or around April 10, 2020.

TIME	9:00 a.m. Mountain Time on Thursday, May 21, 2020.

PLACE	The meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/MGEN2020.

ITEMS OF BUSINESS
1. To elect the Company’s Board of Directors’ seven nominees, William S. Marshall, Ph.D., Thomas E. Hughes, Ph.D., Kevin Koch, Ph.D., Joseph L. Turner, Arlene M. Morris, Jeffrey S. Hatfield, and Christopher J. Bowden, M.D., to the Company’s Board of Directors to serve until the next annual meeting and their successors are duly elected and qualified.

2. To ratify the selection by the Audit Committee of the Company’s Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.

3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement.

4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

5. To approve amendments to the Company’s certificate of incorporation, as amended, and authorize the Company’s Board of Directors, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of the Company’s Common Stock, at a ratio of between 1-for-3 and 1-for-20, inclusive, such ratio to be determined at the discretion of the Company’s Board of Directors.

6. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

RECORD DATE
You can vote if you were a stockholder of record at the close of business on March 25, 2020. A complete list of stockholders entitled to vote at the annual meeting shall be open to the examination of any stockholder, for any purpose germane to the annual meeting, during ordinary business hours at our offices at 6200 Lookout Road, Boulder, CO 80301 for at least ten days prior to the annual meeting.

ANNUAL REPORT	Our annual report on Form 10-K for the fiscal year ended December 31, 2019 accompanies the proxy statement.

VOTING
You are cordially invited to attend the virtual annual meeting via live webcast by visiting www.virtualshareholdermeeting.com/MGEN2020, where you will be able to listen to the meeting live, submit questions, and vote online. Whether or not you expect to attend the meeting, please complete, date, sign, and return the proxy mailed to you, if so requested, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote at the meeting if you attend the virtual meeting via live webcast. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

ADJOURNMENT
The annual meeting may be adjourned for any purpose, including for the purpose of obtaining a quorum or soliciting additional votes if there are insufficient votes to authorize the reverse stock split contemplated under Proposal 5. Any adjournment will allow stockholders of record who have already sent in proxies to revoke them at any time prior to their use at the annual meeting, as adjourned.

By Order of the Company’s Board of Directors,
Jason A. Leverone
Chief Financial Officer, Secretary, and Treasurer
Boulder, CO
April 10, 2020

3

MIRAGEN THERAPEUTICS, INC.
6200 LOOKOUT ROAD
BOULDER, CO 80301
PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2020
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board of Directors” or “Board”) of Miragen Therapeutics, Inc. (sometimes referred to as “we,” “us,” “our,” the “Company” or “Miragen”) is soliciting your proxy to vote at our 2020 Annual Meeting of Stockholders (the “annual meeting”), including at any adjournments or postponements of the annual meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice on or about April 10, 2020 to all stockholders of record entitled to vote at the annual meeting.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, on or after April 20, 2020.
How do I attend the annual meeting?
We will be hosting the meeting via live webcast only. Any stockholder can attend the meeting live online at www.virtualshareholdermeeting.com/MGEN2020. The webcast will start at 9:00 a.m. Mountain Time. Stockholders may vote and submit questions while attending the meeting online. The webcast will open 15 minutes before the start of the meeting. In order to enter the meeting, you will need the control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of common stock, or included with your voting instruction card and voting instructions received from your broker, bank, or other agent if you hold shares of common stock in a “street name.” Instructions on how to attend and participate online are also available at www.virtualshareholdermeeting.com/MGEN2020. Information on how to vote online at the virtual annual meeting is discussed below.
Who can vote at the annual meeting?
Only stockholders of record at the close of business on March 25, 2020 will be entitled to vote at the annual meeting. On this record date, there were 53,077,348 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on March 25, 2020, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the virtual meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on March 25, 2020, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent regarding how to vote the shares in your account. You are also invited to virtually attend the annual meeting. However, because you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
What am I voting on?
There are five matters scheduled for a vote:

1.	Election of seven directors (“Proposal 1 - Election of Directors”).

2.
Ratification of selection by the Audit Committee of the Board of Directors (the “Audit Committee”) of KPMG LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020 (“Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm”).

3.	Approval of, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement. (“Proposal 3 - Say-on-Pay”).

4.	Indication, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers (“Proposal 4 - Say-on-Frequency”).

5.
Approval of amendments to the Company’s certificate of incorporation, as amended, and authorization the Board of Directors, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of the Company’s Common Stock, at a ratio of between 1-for-3 and 1-for-20, inclusive, such ratio to be determined at the discretion of the Board of Directors (“Proposal 5 - Reverse Stock Split”).

What if another matter is properly brought before the meeting?
Our Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
For Proposal 1 - Election of Directors, you may either vote “For” all the nominees to our Board or you may “Withhold” your vote for any nominee you specify. For Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm, Proposal 3 - Say-on-Pay and Proposal 5 - Reverse Stock Split, you may vote “For” or “Against” or abstain from voting. For Proposal 4 --Say-on-Frequency, you may vote for “1 Year,” “2 Years,” “3 Years” or abstain from voting.

The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If your shares are registered in your name, you may vote by one of the following methods:

1.
Vote at the Annual Meeting - To vote during the annual meeting, attend the annual meeting by visiting www.virtualshareholdermeeting.com/MGEN2020, where stockholders may vote and submit questions during the meeting. The meeting starts at 9:00 a.m. Mountain Time. Please have your 16-Digit Control Number to join the annual meeting. Instructions on how to attend and vote online during the annual meeting, including how to demonstrate your stock ownership, are posted www.virtualshareholdermeeting.com/MGEN2020.

2.
Vote by Mail - To vote by mail, simply complete, sign, and date the proxy card and return it promptly by mail in the envelope provided. If you return your completed and signed proxy card to us before the annual meeting, we will vote your shares as you direct.

3.
Voted by Telephone - To vote by the telephone, call 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Time on May 20, 2020 to be counted.

4.
Vote by Internet - To vote through the internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the Company number and control number from the Notice. Your internet vote must be received by 11:59 p.m. Eastern Time on May 20, 2020 to be counted.

Whether or not you plan to virtually attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still virtually attend the meeting and vote even if you have already voted by proxy.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online at the virtual annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact that organization to request a proxy form.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of our common stock you own as of March 25, 2020.

How will my shares be voted if I return my proxy?

How Your Shares are Held	How Your Shares will be Voted If You Specify How to Vote	How Your Shares will be Voted If You Do Not Specify How to Vote
Shares registered in your name	The named proxies will vote your shares as you direct	The named proxies will vote FOR all nominees and proposals 2, 3 and 5 and for “1 Year” on proposal 4

Shares held in street name	Your broker will vote your shares as you direct	Your broker may vote only on routine items in the absence of your instruction how to vote. See Note (1) below.
____________________

(1)
If your shares are held in “street name” and you do not indicate how you wish to vote, under the New York Stock Exchange (“NYSE”) rules, your broker is permitted to exercise its discretion to vote your shares only on certain “routine” matters. Proposal 1 - Election of Directors, Proposal 3 - Say-on-Pay and Proposal 4 - Say-on-Frequency are “non-routine” matters. Accordingly, if you do not direct your broker how to vote on those proposals, your broker may not exercise discretionary voting authority and may not vote your shares on these proposals. This is called a “broker non-vote” and although your shares will be considered to be represented by proxy at the annual meeting, they are not considered to be shares “entitled to vote” at the annual meeting and will not be counted as having been voted on the applicable proposal. Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm and Proposal 5 - Reverse Stock Split are “routine” matters and your broker is permitted to exercise discretionary voting authority to vote your shares “FOR” or “AGAINST” such proposals in the absence of your instruction.

What if I am a stockholder of record and I do not vote?
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet, or online at the virtual annual meeting, your shares will not be voted.
If I am a beneficial owner of shares held in street name and I do not provide my broker, bank, or other agent with voting instructions, what happens?
As referenced in the table above, if you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the NYSE, brokers, banks, and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Proposal 1 - Election of Directors, Proposal 3 - Say-on-Pay and Proposal 4 - Say-on-Frequency are “non-routine” matters. Accordingly, if you do not direct your broker how to vote on those proposals, your broker may not exercise discretionary voting authority and may not vote your shares on these proposals. This is called a “broker non-vote,” and although your shares will be considered to be represented by proxy at the annual meeting, they are not considered to be shares “entitled to vote” at the annual meeting and will not be counted as having been voted on the applicable proposal. Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm and Proposal 5 - Reverse Stock Split are “routine” matters, and your broker is permitted to exercise discretionary voting authority to vote your shares “For” or “Against” such proposals in the absence of your instruction. Although we believe Proposal 5 is a “routine” matter, it is possible that Proposal 5 may be deemed a “non-routine” matter, in which case, if you do not direct your broker how to vote on Proposal 5, your broker may not exercise discretionary voting authority and may not vote your shares on Proposal 5, and any broker non-votes would be counted against Proposal 5 because a majority of shares outstanding is required for approval.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy or change your vote at any time before the final vote at the meeting. If your shares are registered in your name, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to our Secretary at 6200 Lookout Road, Boulder, CO 80301.

•	You may attend the virtual annual meeting and vote online. Simply attending the virtual meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank, or other agent, you should follow the instructions provided by your broker, bank, or other agent.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 11, 2020, to our Secretary at 6200 Lookout Road, Boulder, CO 80301. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must do so by no earlier than February 20, 2021, and no later than March 22, 2021. Any nominations for director or any proposal submission must comply with the requirements of our Bylaws. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, each proposal as follows:

•	Proposal 1 - Election of Directors: Votes “For” and “Withhold” will be counted for each nominee. Broker non-votes will not be counted towards the vote total for any nominee.

•
Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm: Votes “For” and “Against” and abstentions will be counted, with abstentions having the same effect as a vote of “Against.” Broker non-votes will not be counted towards the vote for this proposal.

•
Proposal 3 - Say-on-Pay: Votes “For” and “Against” and abstentions will be counted, with abstentions having the same effect as a vote of “Against.” Broker non-votes will not be counted towards the vote for this proposal.

•
Proposal 4 - Say-on-Frequency: Vote for “1 Year,” “2 Years” or “3 Years.” Abstentions will have no effect and will not be counted towards the vote total. Broker non-votes will not be counted towards the vote for this proposal.

•
Proposal 5 - Reverse Stock Split: Votes “For” and “Against” and abstentions will be counted, with abstentions having the same effect as a vote of “Against.” Broker non-votes will have the same effect as a vote of “Against.”

Who will count the votes?
Broadridge Financial Solutions, Inc. has been engaged to tabulate stockholder votes and act as an independent inspector of elections for the annual meeting.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to his or her broker, bank, or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE Rules, the broker, bank, or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposal 1 - Election of Directors Proposal 3 - Say-on-Pay and Proposal 4 - Say-on-Frequency are considered to be “non-routine” under NYSE rules, and we therefore expect broker non-votes to exist in connection with these proposals. Although we believe Proposal 5 is a “routine” matter, it is possible that Proposal 5 may be deemed a “non-routine” matter, in which case, if you do not direct your broker how to vote on Proposal 5, your broker may not exercise discretionary voting authority and may not vote your shares on Proposal 5, and any broker non-votes would be counted against Proposal 5 because a majority of shares outstanding is required for approval.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How does the Board recommend that I vote and how many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Board Recommendation	Vote Required for Approval	Effect of Withhold and Abstentions	Effect of Broker Non-Votes
1	Election of Directors	FOR all seven nominees	Nominees receiving the most “For” votes	Under plurality voting, there are no abstentions. Withheld votes will have no effect.	None

2	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020	FOR	“For” votes from the holders of a majority of shares present at the virtual meeting or represented by proxy and entitled to vote on the matter	Against	Not applicable (1)

3	Approval of, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement	FOR	“For” votes from the holders of a majority of shares present at the virtual meeting or represented by proxy and entitled to vote on the matter	Against	Same effect as a vote Against

4	Indication, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers	1 YEAR	The frequency receiving the most votes from the holders of shares present in person or represented by proxy and entitled to vote	Abstentions will have no effect and will not be counted towards the vote total Withheld votes will have no effect.	None

5
Approval of amendments to the Company’s certificate of incorporation, as amended, and authorization of the Board of Directors, if in their judgment it is necessary, to select and file one such amendment to effect a reverse stock split of the Company’s Common Stock, at a ratio of between 1-for-3 and 1-for-20, inclusive, such ratio to be determined at the discretion of the Board of Directors
		FOR	“For” votes from the holders of a majority of shares outstanding as of the record date	Against	Not applicable (1)
____________________

(1)
These proposals are considered to be “routine” matters under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other agent that holds your shares, your broker, bank, or other agent has discretionary authority under NYSE rules to vote your shares on this proposal. Although we believe Proposal 5 is a “routine” matter, it is possible that Proposal 5 may be deemed a “non-routine” matter, in which case, if you do not direct your broker how to vote on Proposal 5, your broker may not exercise discretionary voting authority and may not vote your shares on Proposal 5, and any broker non-votes would be counted against Proposal 5 because a majority of shares outstanding is required for approval.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the virtual annual meeting or represented by proxy. On the record date, there were 53,077,348 shares outstanding and entitled to vote. Thus, the holders of 26,538,675 shares must be present or represented by proxy at the virtual meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote online at the virtual annual meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the holders of a majority of shares present at the virtual annual meeting or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the annual meeting?
Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board consists of seven directors, all of whom are nominees for director this year. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation, or removal. Of the nominees listed below, seven are currently directors of the Company who were previously elected by the stockholders.
It is our policy to encourage our directors and any nominees for director to attend the annual meeting. All of our then-serving directors, other than Christopher Bowden, M.D., attended the 2019 Annual Meeting of Stockholders.
Directors are elected by a plurality of the votes of the holders of shares present or represented by proxy and entitled to vote on the election of directors. Accordingly, the seven nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
NOMINEES
The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes, or skills of each nominee that led our Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) to recommend that person as a nominee for director, as of the date of this proxy statement.
Our Nominating and Corporate Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise, and high-level management experience necessary to oversee and direct our business. To that end, our Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the overall composition of our Board with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment, and other qualities that our Nominating and Corporate Governance Committee views as critical to effective functioning of our Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes, or skills of each director or nominee that led our Nominating and Corporate Governance Committee to believe that that nominee should continue to serve on our Board. However, each of the members of our Nominating and Corporate Governance Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for our Board, and these views may differ from the views of other members.

The following table lists the names and ages as of March 25, 2020 of the individuals currently serving as members of our Board of Directors:

Name	Age	Position(s)
William S. Marshall, Ph.D.	56	President, Chief Executive Officer, and Director
Christopher J. Bowden, M.D.	58	Director
Jeffrey S. Hatfield	62	Director
Thomas E. Hughes, Ph.D.	60	Director
Kevin Koch, Ph.D.	59	Director
Arlene M. Morris	68	Director
Joseph L. Turner	68	Director
William S. Marshall, Ph.D. Dr. Marshall has served as our president and chief executive officer and as a director since February 2017. Prior to joining us, Dr. Marshall was the president, chief executive, and a director of a then private corporation, Miragen Therapeutics, Inc. (“Private Miragen”) that we acquired in February 2017, since Private Miragen was founded in September 2007. Prior to founding Private Miragen, Dr. Marshall was vice president of technology and business development for bioscience at Thermo Fisher Scientific Inc., a serving science company, from April 2005 to July 2007. Dr. Marshall was one of the scientific founders of Dharmacon, Inc., a biotechnology company, which was acquired by Fisher Scientific International Inc. in April 2004, and he served as the executive vice president for research and operations and general manager of Dharmacon from August 2002 to April 2005. Prior to joining Dharmacon, Dr. Marshall served in multiple positions at Amgen, Inc., a biotechnology company, most recently as associate director of research, site head for research and head of the nucleic acid and peptide technology department. Dr. Marshall earned a B.S. in Biochemistry from the University of Wisconsin-Madison and his Ph.D. in Chemistry at the University of Colorado at Boulder.
We believe that Dr. Marshall’s role as our chief executive, prior board of director service, and extensive experience and innovations in the field of biotechnology enable him to bring a unique perspective to our Board of Directors. In addition, Dr. Marshall’s academic expertise and accomplishments provide the Board of Directors with in-depth product and field knowledge.
Christopher Bowden, M.D. Dr. Bowden has served as a member of our Board of Directors since August 2017. Currently he is the chief medical officer at Agios Pharmaceuticals, Inc., and he has been in this role since 2014. Prior to joining Agios Pharmaceuticals, Inc., he served as vice president, product development oncology, franchise lead (Signaling Group) at Genentech, Inc., a member of the Roche Group. Dr. Bowden has served as a director on the board of Ziopharm Oncology, Inc., a publicly traded biopharmaceutical company, since October 2019. Dr. Bowden received his M.D. from Hahnemann University School of Medicine in Philadelphia followed by internal medicine training at Roger Williams Medical Center and Providence VA Medical Center, Rhode Island. He completed his medical oncology fellowship at the National Cancer Institute Medicine Branch and is board certified in internal medicine and medical oncology.
We believe Dr. Bowden is qualified to serve on our Board of Directors due to his years of experience in the biotechnology industry and substantial experience in clinical drug development, which enable him to contribute important strategic insight to our Board of Directors.
Jeffrey S. Hatfield. Mr. Hatfield has served as a member of our Board of Directors since August 2017. Mr. Hatfield is a veteran biotechnology and pharmaceutical industry leader, with over three decades of experience. Mr. Hatfield is currently the chief executive officer of Zafgen, Inc. Previously, he served as president and chief executive officer of Vitae Pharmaceuticals, Inc., from March 2004 until its acquisition by Allergan in 2016. Prior to working at Vitae Pharmaceuticals, Inc., Mr. Hatfield served in numerous executive capacities at Bristol-Myers Squibb Company, or BMS, including senior vice president of BMS’s Immunology and Virology divisions, president of BMS Canada, and head of U.S. market access. Mr. Hatfield currently serves as a director on the boards of publicly traded biotechnology companies aTyr Pharma, Inc. since April 2017 and Zafgen, Inc. since October 2017, and has previously served as a director of Ambit Biosciences Corporation, prior to its acquisition by Daiichi Sankyo Company, Ltd. in 2015, InVivo Therapeutics, Inc. from October 2016 to December 2018 and Vitae Pharmaceuticals, Inc., prior to its acquisition by Allergan plc in 2016. He is an adjunct professor and a dean’s advisory board member for Purdue University’s College of Pharmacy and is a Key Advisory Board member for the Harvard Business School’s Blavatnik Fellowship in Life Sciences Entrepreneurship. He earned a B.S. degree in pharmacy from Purdue University’s College of Pharmacy and an M.B.A. degree from The Wharton School at the University of Pennsylvania.
We believe Mr. Hatfield is qualified to serve on our Board of Directors due to his relevant industry experience in the biotechnology industry and experience in serving on public, biopharmaceutical company boards of directors, which enable him to contribute important strategic insight to our Board of Directors.
Thomas E. Hughes, Ph.D. Dr. Hughes has served as a member of our Board of Directors since February 2017 and, prior to joining our Board of Directors, he served as a member of Private Miragen’s board of directors since September 2009. Dr. Hughes serves as chief executive officer and as a director of Navitor Pharmaceuticals, Inc., a privately held biopharmaceutical company, having joined the company in September 2018. Prior to that, Dr. Hughes served in varying capacities at Zafgen, Inc., a publicly traded biopharmaceutical company, as the chief executive officer and as a director from October 2008 through October 2017, as president from October 2008 until June 2014, and as chief scientific officer and president from October 2017 through August 2018. From 1987 to 2008, Dr. Hughes held several positions at Novartis AG (formerly Sandoz Pharmaceuticals), including vice president and global head of the cardiovascular and metabolic diseases therapeutic area at the Novartis Institutes for BioMedical Research in Cambridge, MA. Dr. Hughes also serves as a member of the strategic advisory board for Broadview Ventures, an early-stage investment company. Dr. Hughes earned a Ph.D. in nutritional biochemistry from Tufts University, an M.S. in Zoology from Virginia Polytechnic Institute and State University and a B.A. in biology from Franklin and Marshall College.
We believe Dr. Hughes is qualified to serve on our Board of Directors due to his years of experience in the biotechnology industry and service on both public and private boards of directors of biopharmaceutical companies, which enable him to contribute important strategic insight to our Board of Directors.
Kevin Koch, Ph.D. Dr. Koch has served as a member of our Board of Directors since February 2017 and, prior to joining our Board of Directors, he served as a member of Private Miragen’s board of directors since July 2016. Dr. Koch has served as the president and chief executive officer of Edgewise Therapeutics since July 2017 and has served as a venture partner at OrbiMed Advisors, LLC since May 2016. Prior to joining OrbiMed, Dr. Koch acted as a consultant in the biotech industry from September 2015 to May 2016. Prior to acting as a consultant, Dr. Koch served as the senior vice president, drug discovery, chemical and molecular therapeutics, at Biogen, Inc. from December 2013 to September 2015. Prior to joining Biogen, Dr. Koch founded Array BioPharma Inc., a publicly traded biopharmaceutical company, and served as its president, chief scientific officer, and a member of its board of directors from May 1998 to November 2013. Prior to forming Array BioPharma Inc., Dr. Koch was an associate director of medicinal chemistry and project leader for the protease inhibitor and new technologies group for Amgen Inc. from 1995 to 1998. From 1988 until 1995, Dr. Koch held various research positions within the Central Research Division of Pfizer, Inc., including senior research investigator and senior research scientist. Dr. Koch earned a B.S. in chemistry and in biochemistry from the State University of New York at Stony Brook and a Ph.D. in synthetic organic chemistry from the University of Rochester.
We believe Dr. Koch is qualified to serve on our Board of Directors due to his years of experience in the biotechnology industry and service on both public and private boards of biopharmaceutical companies, which enable him to contribute important strategic insight to our Board of Directors.

Arlene M. Morris. Ms. Morris has served as a member of our Board of Directors since January 2018. Ms. Morris has served as chief executive officer at Willow Advisors, LLC, a consultancy advising biotech companies on financing, strategy, and business development, since May 2015. From April 2012 until May 2015, Ms. Morris served as the chief executive officer of Syndax Pharmaceuticals, Inc., a privately held oncology company focused on the development and commercialization of therapies for treatment-resistant cancers. She also served as a member of the Syndax Pharmaceuticals board of directors from June 2011 until May 2015. From 2003 to January 2011, Ms. Morris served as the president, chief executive officer, and a member of the board of directors of Affymax, Inc., a publicly traded biotechnology company. Ms. Morris also held various management and executive positions at Clearview Projects, Inc., a corporate advisory firm; Coulter Pharmaceutical, Inc., a publicly traded pharmaceutical company; Scios Inc., a publicly traded biopharmaceutical company; and Johnson & Johnson, a publicly traded healthcare company. She is currently a member of the board of directors of Viveve Medical, Inc., a publicly traded medical device company; Palatin Technologies, a publicly traded biotechnology company; Neovacs, SA, a French publicly traded biotechnology company; and Unum Therapeutics Inc., a publicly traded biopharmaceutical company. She was a director of Biodel Inc., a publicly traded specialty pharmaceutical company, from 2015 until its merger with Albireo Limited in 2016; and Dimension Therapeutics, a publicly traded gene therapy company, until it was acquired by Ultragenyx in 2017. She currently serves as a board chair for the Foundation for Research and Development at the Medical University of South Carolina and as a trustee of Carlow University. Ms. Morris received a B.A. in biology and chemistry from Carlow College.
We believe Ms. Morris is qualified to serve on our Board of Directors due to her relevant industry experience and a breadth of expertise from past and continued service on the boards of directors of publicly traded biotechnology companies, which enable her to contribute important strategic insight to our Board of Directors.
Joseph L. Turner. Mr. Turner has served as a member of our Board of Directors since February 2017. Mr. Turner currently serves on the board of directors of Arcutis Biotherapeutics, Inc., a publicly traded biopharmaceutical company, and Rainier Therapeutics, Inc. Prior to joining our Board of Directors, Mr. Turner served on the boards of directors and was the chair of the audit committees of Corcept Therapeutics, Inc., a publicly traded pharmaceutical company, from 2012 to May 2016, Kythera Biopharmaceuticals, Inc., a publicly traded pharmaceutical company, from 2008 until Kythera’s acquisition by Allergan Inc. October 2015, and Sophiris Bio, a publicly traded pharmaceutical company from 2013 to May 2016. From July 2010 until its acquisition by Grupo Ferrer Internacional, S.A. in June 2016, Mr. Turner served on the board of directors and as a chair of the audit committee of Alexza Pharmaceuticals, Inc., a publicly traded pharmaceutical company. In 2012, Mr. Turner served on the board of directors and as chair of the audit committee of Allos Therapeutics, Inc., a publicly traded pharmaceutical company, until its acquisition by Spectrum Pharmaceuticals Inc. in September 2012. From 2010 through 2012, he served on the board of directors and as a member of the audit committee of QLT Inc., a publicly traded biotechnology company. In 2008, Mr. Turner served as a director and member of the audit committee of SGX Pharmaceuticals Inc., a publicly traded pharmaceutical company. Mr. Turner served as chief financial officer at Myogen, Inc., a publicly traded biopharmaceutical company, from 1999 until it was acquired by Gilead Sciences in 2006. Previously, Mr. Turner was the chief financial officer at Centaur Pharmaceuticals, Inc. and served as chief financial officer and vice president, finance and administration at Cortech, Inc. Since 2009, Mr. Turner has also served on the board of managers of Swarthmore College where at various times he has served on its executive committee, finance committee, audit committee, academic affairs committee, student affairs committee, and property committee. In 2013 until 2015, Mr. Turner served on the board of directors of the Linda Crnic Institute for Down Syndrome at the University of Colorado Medical School. Mr. Turner has an M.B.A. from the University of North Carolina at Chapel Hill, an M.A. in molecular biology from the University of Colorado and a B.A. in chemistry from Swarthmore College.
We believe Mr. Turner is qualified to serve on our Board of Directors due to his years of service on both public and private boards of directors of pharmaceutical companies, including service on audit committees and extensive finance experience, which enable him to contribute important strategic insight to our Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

INFORMATION REGARDING OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our Board has three committees: our Audit Committee, the Compensation Committee of our Board (the “Compensation Committee”), and our Nominating and Corporate Governance Committee. Our Board committees consist of the following members:

Name	Audit		Compensation		Nominating and Corporate Governance
William S. Marshall, Ph.D.
Thomas E. Hughes, Ph.D.			X	*	X
Kevin Koch, Ph.D.			X		X	*
Joseph L. Turner	X	*
Arlene M. Morris	X				X
Jeffrey S. Hatfield	X
Christopher J. Bowden, M.D.			X
____________________

*	Committee chairperson
INDEPENDENCE OF OUR BOARD OF DIRECTORS
As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by our Board. Our Board consults with the Company’s counsel to ensure that our Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, our senior management, and our independent auditors, our Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable Nasdaq listing standards: Dr. Bowden, Mr. Hatfield, Dr. Hughes, Dr. Koch, Ms. Morris, and Mr. Turner. In making this determination, our Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. Dr. Marshall is not an independent director under the applicable Nasdaq listing standards due to his position as our president and chief executive officer.
In making those independence determinations, our Board took into account certain relationships and transactions that occurred in the ordinary course of business between the Company and entities with which some of our directors are or have been affiliated. Based on this review, our Board affirmatively determined that all of the directors nominated for election at the annual meeting (other than Dr. Marshall, who is not considered independent because he is President and Chief Executive Officer of the Company), are independent under the standards set forth in the applicable Nasdaq rules.
BOARD LEADERSHIP STRUCTURE
Mr. Hatfield was appointed as the independent chairperson of our Board in December 2018. As the independent chairperson, Mr. Hatfield has the authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to our Board. Accordingly, our Board chairperson has substantial ability to shape the work of our Board. We believe that separation of the positions of Board chairperson and chief executive officer reinforces the independence of our Board in its oversight of the business and affairs of the Company. In addition, we believe that having an independent Board chairperson creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, we believe that having an independent Board chairperson can enhance the effectiveness of our Board as a whole.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of our Board’s key functions is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the entire Board meets with our chief financial officer, our executive officer responsible for our risk management, at least annually, and the applicable Board committees meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. Both our Board as a whole and the various standing committees receive periodic reports from our chief financial officer, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to our Board as quickly as possible.
MEETINGS OF THE BOARD OF DIRECTORS
Our Board met seven times during the last fiscal year. Each director who served as a member of our Board in 2019 attended at least 75% of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member, respectively.
As required under applicable Nasdaq listing standards, in the fiscal year ended December 31, 2019, our independent directors met four times in regularly scheduled executive sessions at which only independent directors were present.
INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
As noted above, our Board has three committees: our Audit Committee, our Compensation Committee, and our Nominating and Corporate Governance Committee. Below is a description of each committee of our Board.
Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. Our Board has determined that each member of each committee meets the applicable SEC and Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
Our Audit Committee was established by our Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee our corporate accounting and financial reporting processes and audits of our financial statements. For this purpose, our Audit Committee performs several functions. Our Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of our disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” discussion in our annual reports on Form 10-K and quarterly reports on Form 10-Q.
Our Audit Committee is currently composed of three directors: Mr. Turner, who serves as chairperson, Mr. Hatfield, and Ms. Morris. Our Audit Committee met four times during the fiscal year ended December 31, 2019. Our Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at www.miragen.com.
Our Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards).
Our Board has also determined that Mr. Turner qualifies as an “audit committee financial expert,” as defined in the applicable SEC rules. Our Board made a qualitative assessment of Mr. Turner’s level of knowledge and experience based on a number of factors, including his formal education and prior experience as a chief financial officer and member of audit committees for public reporting companies.
Report of our Audit Committee of the Board of Directors1
Our Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2019 with our management. Our Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). Our Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with our Audit Committee concerning independence and has discussed with our independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, our Audit Committee recommended to our Board that our audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2019.
Joseph L. Turner
Jeffrey S. Hatfield
Arlene M. Morris

[1]The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee
Our Compensation Committee is currently composed of three directors: Dr. Hughes, who serves as chairperson, Dr. Bowden, and Dr. Koch. All members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards). Our Compensation Committee met four times during the fiscal year ended December 31, 2019. Our Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at www.miragen.com.
Our Compensation Committee acts on behalf of our Board to review, adopt, or if it deems appropriate, make recommendations to be adopted by our Board, and oversees our compensation strategy, policies, plans, and programs, including:

•
establishment of corporate and individual performance objectives relevant to the compensation of our executive officers, directors, and other senior management and evaluation of performance in light of these stated objectives;

•
review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of our chief executive officer, the other executive officers, and directors; and

•	administration of our equity compensation plans, pension and profit-sharing plans, deferred compensation plans, and other similar plan and programs.
Compensation Committee Processes and Procedures
Typically, our Compensation Committee meets as its members deem necessary or appropriate, but in no event less than annually, and with greater frequency if necessary. The agenda for each meeting is usually developed by the chairperson of our Compensation Committee in consultation with management. Our Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by our Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in Compensation Committee meetings. The chief executive officer may not participate in, or be present during, any deliberations or determinations of our Compensation Committee regarding his compensation or individual performance objectives. The charter of our Compensation Committee grants our Compensation Committee full access to all books, records, facilities, and personnel of the Company. In addition, under its charter, our Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting, or other advisors and other external resources that our Compensation Committee considers necessary or appropriate in the performance of its duties. Our Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, our Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, our Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel, or other adviser to our Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
In 2016, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, management recommended, and our Compensation Committee approved, the engagement of Radford, an Aon Hewitt company (“Radford”), as a compensation consultant because of its reputation and previous experience advising similarly situated companies. We requested that Radford:

•	evaluate the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals; and

•	assist in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy.
As part of its engagement, Radford developed a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Radford conducted individual interviews with certain members of senior management and certain members of the Compensation Committee to better understand the Company’s historical pay practices, executive pay philosophy, and key business objectives which drive performance-based elements of the compensation program. Radford ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Radford, the Compensation Committee approved the recommendations of Radford for our executive officers in 2018. These discussions and analyses are performed annually and were a consideration by the Compensation Committee for our executive officers in 2019 and 2020.
Under its charter, our Compensation Committee may form, and delegate authority to, subcommittees as appropriate. In 2017, our Compensation Committee formed a single member non-officer stock option subcommittee, currently composed of Dr. Marshall, to which it delegated authority to grant, without any further action required by our Compensation Committee, stock options to employees who are not officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, particularly new employees, within specified limits approved by our Compensation Committee. In particular, the subcommittee may not grant options to acquire more than 62,500 shares per employee and such grants shall vests over four years, with 25% of the shares vesting on the first anniversary of the applicable subcommittee member is also required, as part of our Compensation Committee’s oversight function, to provide our Compensation Committee with a list of the grants made by the subcommittee at the first meeting of our Compensation Committee following the approval of such grants. In the fiscal year ended December 31, 2019, the subcommittee granted options to purchase an aggregate of 122,500 shares to non-officer employees.
Historically, our Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, our Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans, or approaches to compensation, at various meetings throughout the year. Generally, our Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the chief executive officer, our Compensation Committee solicits and considers evaluations and recommendations submitted to our Compensation Committee by the chief executive officer. In the case of our chief executive officer, the evaluation of his performance is conducted by our Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, our Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, Company stock performance data, analyses of historical executive compensation levels, and current Company-wide compensation levels and recommendations of our Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by our Board), reviewing and evaluating incumbent directors, recommending to our Board the selection of candidates for election to our Board, making recommendations to our Board regarding the membership of the committees of our Board, assessing the performance of our Board and developing a set of corporate governance principles for the Company.
Our Nominating and Corporate Governance Committee is currently comprised of three directors: Dr. Koch, who serves as chairperson, Dr. Hughes, and Ms. Morris. All members of our Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). Our Nominating and Corporate Governance Committee met twice during the fiscal year ended December 31, 2019. Our Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website and www.miragen.com.
Our Nominating and Corporate Governance Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills, and other director attributes that would enhance the composition of the Board. Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age, and having the highest personal integrity and ethics. Our Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, and having the commitment to rigorously represent the long-term interests of our stockholders. However, our Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominee are reviewed in the context of the current composition of our Board, the operating requirements of the Company, and the long-term interests of our stockholders. In conducting this assessment, our Nominating and Corporate Governance Committee typically considers diversity, age, skills, and such other factors as it deems appropriate, given the current needs of our Board and the Company, to maintain a balance of knowledge, experience, and capability.
In the case of incumbent directors whose terms of office are set to expire, our Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. Our Nominating and Corporate Governance Committee also takes into account the results of our Board’s self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, our Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary. Our Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. Our Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. Our Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote. During the fiscal year ended December 31, 2019, our Nominating and Corporate Governance Committee did not engage any independent consultant to assist in the process of identifying or evaluating director candidates.
Our Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Our Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by our Nominating and Corporate Governance Committee to become nominees for election to our Board may do so by delivering a written recommendation to our Nominating and Corporate Governance Committee at the following address: 6200 Lookout Road, Boulder, Colorado 80301, Attn: Secretary. If a stockholder wishes our Nominating and Corporate Governance Committee to consider a director candidate for nomination at an annual meeting of the Company’s stockholders, then the recommendation must be provided at least 60 days, but not more than 90 days, prior to the anniversary date of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the Company no later than the later of the close of business on the 70th day prior to the date of the meeting or the close of business on the 10th day following the day on which public announcement of the date of the meeting was made. Submissions must include the name and address of the stockholder on whose behalf the submission is made, the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the submission, the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, and a description of the proposed nominee’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
CODE OF ETHICS
We have adopted a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on our website, which is located at www.miragen.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Our Board has adopted a formal process by which stockholders may communicate with our Board or any of its directors. Stockholders who wish to communicate with our Board may do so by sending written communications to our Board or such director c/o Miragen Therapeutics, Inc., 6200 Lookout Road, Boulder, Colorado 80301, Attn: Secretary. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent, and the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication. The Secretary will review each communication and then will forward such communication to our Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary shall discard the communication.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the annual meeting. KPMG LLP has audited the Company’s financial statements since the fiscal year ended December 31, 2017. A representative of KPMG LLP is expected to be present at the annual meeting. The representative will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm. However, we are submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the matter at the annual meeting will be required to ratify the selection of KPMG LLP.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table sets forth the fees for professional services rendered by KPMG LLP, our independent registered public accounting firm, in connection with the audits of our annual financial statements for the years ended December 31, 2019 and 2018 and for other services rendered by KPMG LLP during those periods.

	Year Ended December 31,
	2019	2018
	(in thousands)
Audit fees (1)	$661	$287
Audit-related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	—	—
Total fees	$661	$287
____________________

(1)
Audit fees consisted principally of fees for audits and quarterly reviews of our financial statements and related services, such as consent and comfort letters issued in conjunction with registration statements, that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees include services relating to accounting consultations and reviews and due diligence services.

(3)	Tax fees include services relating to tax compliance, tax advice, and tax planning in the United States.

(4)
All other fees include the aggregate of the fees billed for products and services provided by the principal accountant other than the products and services disclosed as audit fees, audit-related fees, and tax fees.

All fees described above were pre-approved by our audit committee. We have furnished the foregoing disclosure to KPMG LLP.

PRE-APPROVAL POLICIES AND PROCEDURES
Our Audit Committee considered the independence of KPMG LLP, as applicable, and whether the audit and non-audit services each provided to us are compatible with maintaining that independence. Our Audit Committee has adopted a set of policies governing the provision of non-audit services by our independent registered public accounting firm. Our Audit Committee has adopted procedures by which our Audit Committee must approve in advance all services provided by and fees paid to our independent registered public accounting firm. The advance approval requirement was not waived in any instance during the past two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. We have designed our executive compensation program to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and to increase long-term stockholder value.
The compensation of our named executive officers subject to the vote is disclosed in the Executive Compensation discussion below, the compensation tables, and the related narrative disclosure contained in this proxy statement.
Accordingly, the Board is asking the stockholders indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation discussion below, compensation tables and narrative discussion, is hereby APPROVED.”
This vote is advisory, it is not binding on the Board. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next scheduled say-on-pay vote will be at the 2021 annual meeting of stockholders.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4
ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF
THE ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Act and Section 14A of the Exchange Act enable our stockholders to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in our proxy statements. We are asking our stockholders to indicate whether they would prefer an advisory vote every year, every two years or every three years or to abstain from voting.
After considering the benefits and consequences of each alternative, the Board recommends that the advisory vote on the compensation of our named executive officers be submitted to the stockholders every year.
The Board believes that an annual advisory vote on the compensation of our named executive officers is most consistent with its approach to compensation. These reasons include our beliefs that:

•	it allows stockholders to provide direct input on the Company’s compensation philosophy, policies and practices as disclosed in the proxy statement each year;

•	it provides the Compensation Committee with the opportunity to evaluate its compensation decisions by taking into account timely feedback provided by stockholders;

•	it is consistent with the Company’s policy of facilitating communications of stockholders with the Board and its various committees, including the Compensation Committee; and

•	because our compensation policies may change year-to-year, it is important to receive feedback on such policies annually.
The Board intends that the compensation program be responsive to stockholder concerns, and believes that annual advisory votes best facilitates this.
Accordingly, the Board is asking stockholders to indicate their preferred voting frequency by voting for one, two or three years or to abstain from voting on the resolution below:
“RESOLVED, that the alternative of soliciting advisory stockholder approval of the compensation of the Company’s named executive officers once every one, two or three calendar years that receives the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote at the annual meeting shall be considered the frequency preferred by the stockholders.”
While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of the Company’s executive officer compensation practices should be held every year, every other year or every three years. The option among those choices that receives the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote at the annual meeting will be deemed to be the frequency preferred by the stockholders.
The Board and the Compensation Committee value the opinions of the stockholders in this matter, and the Board intends to hold say-on-pay votes in the future in accordance with the alternative that receives the most stockholder support, even if that alternative does not receive the support of a majority of the shares present and entitled to vote.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF “1 YEAR” ON PROPOSAL 4.

PROPOSAL 5
APPROVAL OF CERTIFICATES OF AMENDMENT TO THE COMPANY’S
CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
Introduction
The Board has adopted a resolution approving, and recommending to the Company’s stockholders for their approval, a series of proposed certificates of amendment to the Company’s certificate of incorporation (the “Certificate of Incorporation”) to effect a reverse split of the shares of the Common Stock at a ratio of between 1-for-3 and 1-for-20, inclusive, (the “Reverse Stock Split”). The texts of the forms of the proposed certificates of amendment to the Certificate of Incorporation are annexed to this proxy statement as Annexes A-1 to A-18. Assuming the stockholders approve the proposal, the Board will have the sole discretion under Section 242(c) of the General Corporation Law of the State of Delaware (the “DGCL”), as it determines to be in the best interest of the Company and its stockholders, both to select the specific exchange ratio within the designated range of between 1-for-3 and 1-for-20, inclusive, and also to decide whether or not to proceed to effect the Reverse Stock Split or instead to abandon the proposed certificates of amendment altogether. If a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the Certificate of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of the Common Stock by the ratio to be determined by the Board, but will not increase the par value of the Common Stock, and will not change the number of authorized shares of the Common Stock. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time.
By approving Proposal 5 and the Reverse Stock Split, stockholders will approve each of a series of certificates of amendment to the Certificate of Incorporation pursuant to which any whole number of outstanding shares, between and including three and twenty, would be combined into one share of Common Stock, and authorize the Board to file only one such certificate of amendment, as determined by the Board in the manner described herein, and to abandon each certificate of amendment not selected by the Board. If approved, the Board may also elect not to effect any Reverse Stock Split and consequently not to file any certificate of amendment to the Certificate of Incorporation. The Board believes that stockholder approval of the series of certificates of amendment granting the Board this discretion, rather than approval of a specified exchange ratio, provides the Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders.
The Company’s Nasdaq Listing Compliance
The Common Stock is listed on the Nasdaq Capital Market under the symbol “MGEN.” To maintain a listing on the Nasdaq Capital Market, the Company must satisfy the applicable listing maintenance standards established by Nasdaq Stock Market LLC (“Nasdaq”). Among other things, the Company is required to comply with the continued listing requirements of the Nasdaq Capital Market (the “Nasdaq Capital Requirements”), including that the Common Stock maintain a minimum bid price of $1.00 on the Nasdaq Capital Market. The Company does not currently satisfy this Nasdaq Capital Requirement. Assuming the stockholders approve Proposal 5, the Board will determine whether to effect a Reverse Stock Split in the range of between 1-for-3 and 1-for-20, inclusive, at the ratio determined by the Board to be most likely sufficient to allow the Company to meet and maintain the $1.00 minimum bid price requirement.

Reasons for the Reverse Stock Split
Nasdaq Compliance
On October 28, 2019, Nasdaq notified us that the bid price of the Common Stock had closed below the required $1.00 per share for 30 consecutive trading days, and, accordingly, that we did not comply with the applicable Nasdaq minimum bid price requirement. We have been provided 180 calendar days by Nasdaq to regain compliance with this requirement.
The Board has considered the potential harm to us of a delisting of the Common Stock and has determined that, if the Common Stock continues to trade below $1.00 per share, the consummation of the Reverse Stock Split is the best way to maintain liquidity by achieving compliance with the Nasdaq Capital Requirements.
If Proposal 5 is approved by the holders of the Common Stock and the Board decides to implement the Reverse Stock Split, the Board will determine the ratio of the Reverse Stock Split, in the range of between 1-for-3 and 1-for-20, inclusive, as determined in the judgment of the Board to be most likely sufficient to allow us to achieve and maintain compliance with the minimum $1.00 per share requirement for listing on the Nasdaq Capital Market for the longest period of time while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market. By way of illustration, assuming a per share price of $0.48, which represents the closing price of the Common Stock on the Nasdaq Capital Market on the record date, immediately prior to the filing of the appropriate certificate of amendment to the Certificate of Incorporation, the Board may determine that we should effect a 1-for-3 or 1-for-20 reverse stock split, with the goal of achieving a bid price of $1.44 or $9.60 per share, respectively. Please refer to the section entitled “Effects of the Reverse Stock Split” below for more detailed examples of the effects of the range of ratios.
We believe that maintaining listing on the Nasdaq Capital Market will provide us with a market for the Common Stock that is more accessible than if the Common Stock were traded on the OTC Bulletin Board or in the “pink sheets” maintained by the OTC Markets Group, Inc. Such alternative markets are generally considered to be less efficient than, and not as broad as, the Nasdaq Capital Market. Among other factors, trading on the Nasdaq Capital Market increases liquidity and may potentially minimize the spread between the “bid” and “asked” prices quoted by Market Makers (as defined in Nasdaq Rule 5005). Further, a Nasdaq Capital Market listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of the Common Stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in us more favorably if our shares qualify for listing on the Nasdaq Capital Market as compared with the OTC markets.
Stock Price Volatility.
We have been advised that a higher stock price may increase the acceptability of the Common Stock to a number of long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices.
Stock Price Requirements.
We understand that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin.

Transaction Costs.
Investors also may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.
Board Discretion to Implement the Reverse Stock Split
If the Board determines to effect the Reverse Stock Split, it will consider certain factors in selecting the specific exchange ratio, including prevailing market conditions, the trading price of the Common Stock and the steps that we will need to take in order to achieve compliance with the minimum bid price requirement and other listing regulations of the Nasdaq Capital Market. Based in part on the price of the Common Stock on the days leading up to the filing of the certificate of amendment to the Certificate of Incorporation effecting the Reverse Stock Split, the Board will determine the ratio of the Reverse Stock Split, in the range of 1-for-3 to 1-for-20, inclusive, that, in the judgment of the Board, is the reverse split ratio most likely to allow us to achieve and maintain compliance with the minimum $1.00 per share requirement for listing on the Nasdaq Capital Market for the longest period of time, while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market.
Notwithstanding approval of the Reverse Stock Split by the stockholders, the Board may, in its sole discretion, abandon all of the proposed certificates of amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the Reverse Stock Split prior to the one-year anniversary of the Special Meeting, as permitted under Section 242(c) of the annual meeting, stockholder approval would again be required prior to implementing any Reverse Stock Split.
Consequences if Stockholder Approval for Proposal Is Not Obtained
If stockholder approval for Proposal 5 is not obtained, we will not be able to file a certificate of amendment to the Certificate of Incorporation to effect the Reverse Stock Split. Unless the bid price for the Common Stock increases to greater than $1.00 for ten consecutive business days prior to April 27, 2020, then we will not meet the listing requirements for the Nasdaq Capital Market. If compliance is not achieved by April 27, 2020, and Nasdaq does not grant us any additional extension, then our stock would be delisted from the Nasdaq Capital Market. If we were unable to qualify for any additional compliance period, or if we were unable to regain compliance during any such period, the Common Stock would likely be transferred to the OTC Bulletin Board or OTC Market.
If we fail to meet all applicable Nasdaq Capital Requirements and Nasdaq determines to delist the Common Stock, the delisting could adversely affect the market liquidity of the Common Stock and the market price of the Common Stock could decrease. Delisting could also adversely affect our ability to obtain financing for the continuation of our operations and/or result in the loss of confidence by investors, suppliers, commercial partners and employees. In addition, the limited number of authorized shares of the Common Stock that are neither outstanding nor reserved for issuance could adversely affect the ability of us to raise capital through equity financings.
Certain Risks Associated with the Reverse Stock Split
Before voting on this Proposal 5, stockholders should consider the following risks associated with effecting a Reverse Stock Split:

•
Although we expect that a Reverse Stock Split will result in an increase in the market price of the Common Stock, we cannot assure you that a Reverse Stock Split, if effected, will increase the market price of the Common Stock in proportion to the reduction in the number of shares of the Common Stock outstanding or result in a permanent increase in the market price. The effect that a Reverse Stock Split may have upon the market price of the Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of the Common Stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of the Common Stock after a Reverse Stock Split may be lower than the total market capitalization before a Reverse Stock Split and, in the future, the market price of the Common Stock following a Reverse Stock Split may not exceed or remain higher than the market price prior to a Reverse Stock Split.

•
Even if our stockholders approve a Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will continue to meet the continued listing requirements of the Nasdaq Capital Market.

•
A Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•
Although the Board believes that the decrease in the number of shares of Common Stock outstanding as a consequence of a Reverse Stock Split and the anticipated increase in the market price of Common Stock could encourage interest in the Common Stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Effects of the Reverse Stock Split
The following table sets forth the number of shares of the Common Stock that would be outstanding immediately after the Reverse Stock Split at various exchange ratios, based on the 53,077,348 shares of Common Stock outstanding as of March 25, 2020. The table does not account for fractional shares that will be paid in cash.

Ratio of Reverse Stock Split	Approximate Shares of Common Stock Outstanding After Reverse Stock Split
None	53,077,348
1:3	17,692,449
1:4	13,269,337
1:5	10,615,469
1:6	8,846,224
1:7	7,582,478
1:8	6,634,668
1:9	5,897,483
1:10	5,307,734
1:11	4,825,213
1:12	4,423,112
1:13	4,082,872
1:14	3,791,239
1:15	3,538,489
1:16	3,317,334
1:17	3,122,196
1:18	2,948,741
1:19	2,793,544
1:20	2,653,867

If a stockholder owns 10,000 shares of Common Stock prior to the Reverse Stock Split, after the Reverse Stock Split that same stockholder would own 3,333 shares in the case of a Reverse Stock Split at the ratio of 1-for-3, 2,500 shares in the case of a Reverse Stock Split at the ratio of 1-for-4, 2,000 shares in the case of a Reverse Stock Split at the ratio of 1-for-5, 1,666 shares in the case of a Reverse Stock Split at the ratio of 1-for-6, 1,428 shares in the case of a Reverse Stock Split at the ratio of 1-for-7, 1,250 shares in the case of a Reverse Stock Split at the ratio of 1-for-8, 1,111 shares in the case of a Reverse Stock Split at the ratio of 1-for-9, 1,000 shares in the case of a Reverse Stock Split at the ratio of 1-for-10, 909 shares in the case of a Reverse Stock Split at the ratio of 1-for-11, 833 shares in the case of a Reverse Stock Split at the ratio of 1-for-12, 769 shares in the case of a Reverse Stock Split at the ratio of 1-for-13, 714 shares in the case of a Reverse Stock Split at the ratio of 1-for-14, 666 shares in the case of a Reverse Stock Split at the ratio of 1-for-15, 625 shares in the case of a Reverse Stock Split at the ratio of 1-for-16, 588 shares in the case of a Reverse Stock Split at the ratio of 1-for-17, 555 shares in the case of a Reverse Stock Split at the ratio of 1-for-18, 526 shares in the case of a Reverse Stock Split at the ratio of 1-for-19, and 500 shares in the case of a Reverse Stock Split at the ratio of 1-for-20.
The lasting effect of the proposed Reverse Stock Split upon the market price for the Common Stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. We cannot assure you that the market price per new share of Common Stock after the Reverse Stock Split (which we refer to as “New Shares”) will rise in proportion to the reduction in the number of old shares of Common Stock outstanding (which we refer to as “Old Shares”) as a result of the Reverse Stock Split. We also cannot assure you that the market price per New Share will either exceed or remain in excess of the $1.00 minimum bid price as required by the Nasdaq Capital Requirements, or that we will otherwise meet the other Nasdaq Capital Requirements. We cannot assure you that another reverse split of the Common Stock will not be necessary in the future. The market price of the Common Stock is dependent on our financial condition, performance, prospects and a number of other factors, many of which are unrelated to the number of shares outstanding. If our efforts to meet the Nasdaq Capital Requirements are unsuccessful, the Common Stock would remain subject to delisting.
The Reverse Stock Split will affect all of our holders of Common Stock uniformly and will not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share, in which case such stockholders will receive a cash payment in lieu of such fractional share. The issued Common Stock will remain fully paid and non-assessable.
The Reverse Stock Split will not affect the par value of the Common Stock. As a result, upon the effectiveness of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the exchange ratio selected by the Board for the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of Common Stock outstanding. In addition, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or settlement of all outstanding options, restricted stock units and warrants to purchase or acquire, as applicable, shares of Common Stock, and the number of shares reserved for issuance pursuant to our existing equity incentive, stock option and employee stock purchase plans will be reduced proportionately based on the exchange ratio selected by the Board for the Reverse Stock Split.
The Reverse Stock Split will have no effect on the total number of shares of Common Stock we are authorized to issue under the Certificate of Incorporation. Therefore, upon effectiveness of the Reverse Stock Split, the number of shares of Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares. We may use the additional authorized and unissued shares of Common Stock resulting from the Reverse Stock Split to issue additional shares of Common Stock from time to time in equity financings, under our equity compensation plans or in connection with other matters.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act. If the proposed Reverse Stock Split is implemented, the Common Stock will continue to be reported on the Nasdaq Capital Market under the symbol “MGEN.” The Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Potential Anti-Takeover Effect of the Reverse Stock Split
Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase relative to the number of shares of Common Stock that are issued and outstanding prior to the Reverse Stock Split. While this increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), Proposal 5 is not being proposed in response to any effort of which we are aware to accumulate shares of the Common Stock or to obtain control of the Company.
Effective Date
The Reverse Stock Split will be effected at 5:01 p.m. Eastern time, on the date that the certificate of amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. Beginning at the effective time of the Reverse Stock Split, each certificate representing Old Shares will be deemed for all corporate purposes to represent New Shares. The texts of the proposed certificates of amendment to the Certificate of Incorporation are in the forms annexed to this proxy statement as Annexes A-1 through A-18.
Exchange of Stock Certificates
The transfer agent for the Company will act as the “exchange agent” for purposes of implementing the exchange of stock certificates. Holders of Old Shares that are certificated will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the exchange agent. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders should not destroy any stock certificates and should not submit any certificates until requested to do so.
Fractional Shares
No fractional shares of Common Stock will be issued as a result of the proposed Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on the effective date of the certificate of amendment to the Certificate of Incorporation (prior to giving effect to the Reverse Stock Split) by (ii) the number of shares of Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share. Holders of as many as nineteen shares (if we were to implement a 1-for-20 Reverse Stock Split) of Common Stock would be eliminated as a result of the cash payment in lieu of any issuance of fractional shares in connection with the Reverse Stock Split. The exact number by which the number of holders of the Common Stock would be reduced will depend on the Reverse Stock Split ratio adopted and the number of stockholders that hold less than the Reverse Stock Split ratio as of the effective date of the Reverse Stock Split. As of the record date, there were approximately 5,800 holders of record of the Common Stock, of which at least 652 were holders of fewer than 20 shares of Common Stock. As a result of the Reverse Stock Split, assuming the maximum Reverse Stock Split ratio of 1-for-20 were selected, we estimate that cashing out fractional stockholders would potentially reduce that number of stockholders of record to at least 652.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) of Old Shares, but does not purport to be a complete discussion of all of the potential tax considerations relating thereto. This summary is based on current provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury Regulations promulgated thereunder, current judicial decisions and administrative rulings, as of the date hereof, all of which are subject to change or to differing interpretation, possibly with retroactive effect. Any change or different interpretation could alter the tax consequences to U.S. holders described herein. Our views regarding the tax consequences of the Reverse Stock Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service will not challenge one or more of the tax consequences described below. This summary addresses only U.S. Holders that hold Old Shares as a “capital asset,” as defined in the Code (i.e., generally, property held for investment). Further, this summary does not address any tax consequences other than certain U.S. federal income tax consequence of the Reverse Split, including the state, local or foreign tax consequences or the tax consequences of the Reverse Split under estate, gift, excise or other non-income tax laws, the alternative minimum tax, or the Medicare contribution tax on net investment income. In addition, this summary does not address the tax consequences applicable to a holder’s particular circumstances or to holders that are subject to special tax rules, including without limitation banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, traders, tax-exempt entities, persons who hold Old Shares as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction, persons whose Old Shares constitute qualified small business stock within the meaning of Section 1202 of the Code, holders of Old Shares required to accelerate the recognition of any item of gross income with respect to their stock as a result of such income being recognized on an applicable financial statement (within the meaning of Section 451 of the Code), holders of Old Shares who have a functional currency for United States federal income tax purposes other than the U.S. dollar, and holders of Old Shares who are partnerships, S corporations, or other pass-through entities or investors in such pass-through entities. This summary assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following summary does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
For purposes of this discussion, a U.S. Holder means a beneficial owner of Old Shares who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
THIS SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.
Other than the cash payments, if any, received by a U.S. Holder in lieu of fractional shares as discussed below, no gain or loss should be recognized by a U.S. Holder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the Reverse Stock Split. A U.S. Holder’s aggregate tax basis of the New Shares received pursuant to the Reverse Stock Split will be the same as the U.S. Holder’s aggregate tax basis in the Old Shares exchanged therefor, less any basis allocated to any fractional share. Each U.S. Holder’s holding period for the New Shares will include the period during which such holder held the Old Shares surrendered in the Reverse Stock Split.
A U.S. Holder who receives cash in lieu of a fractional New Share as a result of the Reverse Stock Split will be treated as having received the fractional share pursuant to the Reverse Stock Split and then as having exchanged the fractional share for cash in a redemption by the Company, and will generally recognize gain or loss equal to the difference between the amount of cash received in lieu of a fractional share and such U.S. Holder’s adjusted tax basis allocable to the fractional share redeemed. Such gain or loss will be long-term capital gain or loss if the Old Shares were held for more than one year. Long-term capital gains of individuals are subject to tax at reduced rates.
U.S. Holders who acquired different blocks of Old Shares on different dates for different prices must calculate their tax basis, gains and losses, and holding periods separately for each identifiable block of such Old Shares surrendered in the Reverse Stock Split. U.S. Holders of Old Shares acquired on different dates and at different prices should consult their tax advisors regarding the allocation of tax basis and the holding period of such shares.
A U.S. Holder may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
No Dissenters’ Rights
Under applicable Delaware law, the Company’s stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed amendment to the Certificate of Incorporation to effect the Reverse Stock Split. We will not independently provide our stockholders with any such right.
Vote Required
The affirmative vote of the holders of a majority of all outstanding shares of the Common Stock on the record date is required for approval of the proposed certificates of amendment to the Certificate of Incorporation set forth in Proposal 5 and included as Annexes A-1 through A-18. Broker non-votes with respect to Proposal 5 will be treated as votes “against” the proposal because they represent shares entitled to vote that have not been voted in the affirmative. Abstentions will also have the same effect as votes “against” the proposal because they represent shares entitled to vote that have not been voted in the affirmative.
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 25, 2020 (except where otherwise indicated) for:

•	each person, or group of affiliated persons, who are known by us to beneficially own more than 5% of the outstanding shares of our capital stock;

•	each of our directors as of March 25, 2020;

•	each of our named executive officers as of March 25, 2020; and

•	all of our current directors and executive officers of as a group.
Applicable percentages are based on 53,077,348 shares of common stock outstanding on March 25, 2020, adjusted as required by rules promulgated by the SEC. Beneficial ownership is determined under SEC rules and includes sole or shared power to vote or dispose of shares of our common stock. The number and percentage of shares beneficially owned by a person or entity also include shares of common stock subject to stock options that are currently exercisable or become exercisable within 60 days of March 25, 2020. However, these shares are not deemed to be outstanding for the purpose of computing the percentage of shares beneficially owned of any other person or entity. Except as indicated in footnotes to the table below or, where applicable, to the extent authority is shared by spouses under community property laws, the beneficial owners named in the table have, to our knowledge, sole voting and dispositive power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by such stockholders. Unless otherwise indicated, the address for each stockholder listed is: c/o Miragen Therapeutics, Inc., 6200 Lookout Road Boulder, Colorado 80301.

Name	Number of Shares Beneficially Owned		Percentage Ownership
5% or Greater Stockholders
Atlas Venture Fund VII, L.P.	3,142,580	(1)	5.9%
FMR, LLC	2,888,656	(2)	5.4%
Remeditex Ventures LLC	2,706,563	(3)	5.1%

Directors and Named Executive Officers
William S. Marshall, Ph.D.	1,042,133	(4)	1.9%
Jason A. Leverone	263,045	(5)	*
Diana Escolar, M.D.	36,770	(6)	*
Paul D. Rubin, M.D.	323,750	(7)	*
Christopher J. Bowden, M.D.	34,000	(8)	*
Jeffrey S. Hatfield	34,000	(9)	*
Thomas E. Hughes, Ph.D.	76,489	(10)	*
Kevin Koch, Ph.D.	53,248	(11)	*
Arlene M. Morris	30,666	(12)	*
Joseph L. Turner	48,000	(13)	*
All directors and executive officers as a group (9 persons)	1,618,351	(14)	3.0%
____________________
* Represents beneficial ownership of less than 1% of class.

(1)
Based solely upon a Schedule 13D filed with the SEC on February 23, 2017. Atlas Venture Associates VII, L.P. is the sole general partner of Atlas Venture Fund VII, L.P., and Atlas Venture Associates VII, Inc. is the

sole general partner of Atlas Venture Associates VII, L.P. Atlas Venture Associates VII, L.P., by virtue of its position as the general partner of Atlas Venture Fund VII, L.P., and Atlas Venture Associates VII, Inc., by virtue of its position as the general partner of Atlas Venture Associates VII, L.P., each may be deemed to beneficially own and share voting and dispositive power with respect to the shares of common stock owned by Atlas Venture Fund VII, L.P. The principal business address of Atlas Venture VII, L.P. is 25 First Street, Suite 303, Cambridge, MA 02141.

(2)
Based solely upon a Schedule 13G/A filed with the SEC on November 13, 2018. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address for FMR, LLC is 245 Summer Street, Boston, MA 02110.

(3)
Based solely upon a Schedule 13G filed with the SEC on February 17, 2017. Remeditex Ventures LLC shares voting and dispositive power over its shares of common stock with Malachite Trust, the majority owner of Remeditex Ventures LLC and Lyda Hill. Ms. Hill is the Trustee of the Malachite Trust. By reason of such relationships, Ms. Hill and the Malachite Trust may be deemed to beneficially own the shares of common stock owned directly by Remeditex Ventures LLC. The principal business address of Remeditex is 2727 N. Harwood Street, Suite 200, Dallas, TX 75201.

(4)	Includes 271,896 shares of common stock and 770,237 shares of common stock issuable upon exercise of options to purchase our common stock within 60 days of March 25, 2020.

(5)	Includes 48,829 shares of common stock and 214,216 shares of common stock issuable upon exercise of options to purchase our common stock within 60 days of March 25, 2020.

(6)	Consists of 36,770 shares of common stock issuable upon exercise of options to purchase our common stock within 60 days of March 25, 2020.

(7)
Consists of 323,750 shares of common stock issuable upon exercise of options to purchase our common stock through March 30, 2020. Dr. Rubin’s employment with the Company was terminated on December 31, 2020.

(8)	Consists of 34,000 shares of common stock issuable upon exercise of options to purchase our common stock within 60 days of March 25, 2020.

(9)	Consists of 34,000 shares of common stock issuable upon exercise of options to purchase our common stock within 60 days of March 25, 2020.

(10)	Includes 12,827 shares of common stock and 63,662 shares of common stock issuable upon exercise of options to purchase our common stock within 60 days of March 25, 2020.

(11)	Consists of 53,248 shares of common stock issuable upon exercise of options to purchase our common stock within 60 days of March 25, 2020.

(12)	Consists of 30,666 shares of common stock issuable upon exercise of options to purchase our common stock within 60 days of March 25, 2020.

(13)	Consists of 48,000 shares of common stock issuable upon exercise of options to purchase our common stock within 60 days of March 25, 2020.

(14)
Includes 333,552 shares of common stock and 1,284,799 shares of common stock issuable upon exercise of options to purchase our common stock within 60 days of March 25, 2020 held by our current directors and executive officers, including William S. Marshall, Ph.D., Jason A. Leverone, Diana Escolar, Christopher J. Bowden, M.D., Jeffrey S. Hatfield, Thomas E. Hughes, Ph.D., Kevin Koch, Ph.D., Arlene M. Morris, and Joseph L. Turner.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership within 10 days after he or she becomes a beneficial owner, director, or officer and reports of changes in ownership of our common stock and other equity securities within two business days after the transaction is executed. Our officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2019, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were in compliance.
DELINQUENT SECTION 16(A) REPORTS
None.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table shows certain information with respect to all of our equity compensation plans in effect as of December 31, 2019:

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders (1)	3,496,600	(2)	$5.19	2,448,564	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	3,496,600		$5.19	2,448,564
____________________

(1)
The equity compensation plans approved by security holder are described in Note 11 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on March 13, 2020.

(2)	Represents outstanding options or warrants to purchase shares of common stock.

(3)
Represents 1,826,218 shares of common stock available for issuance under our 2016 Equity Incentive Plan (the “2016 Plan”) and 622,346 shares of common stock available for issuance under our 2016 Employee Stock Purchase Plan (“ESPP”). Our 2016 Plan includes an “evergreen” feature, which provides that an additional number of shares will automatically be added to the shares reserved for issuance under such equity incentive plan on January 1st of each year, beginning on January 1, 2018 and ending on (and including) January 1, 2026. The number of shares added each calendar year will equal the lesser of: (i) 4% of the total number of shares of our capital stock outstanding on December 31st of the preceding calendar year or (ii) a lesser number of shares determined by the Board of Directors. Our ESPP also includes an “evergreen” feature, which provides that an additional number of shares will automatically be added to the shares reserved for issuance under such equity incentive plan on January 1st of each year, beginning on January 1, 2018 and ending on (and including) January 1, 2026. The number of shares added each calendar year will equal the lesser of: (i) 1% of the total number of shares of our capital stock outstanding on December 31st of the preceding calendar year, (ii) 367,784 shares of our common stock, or (iii) a lesser number of shares determined by the Board of Directors.

EXECUTIVE COMPENSATION
EXECUTIVE OFFICERS
The following table lists the names and ages as of March 25, 2020 and positions of the individuals who are currently serving as our executive officers.

Name	Age	Position(s)
William S. Marshall, Ph.D.	56	President, Chief Executive Officer, and Director (Principal Executive Officer)
Jason A. Leverone	46	Chief Financial Officer (Principal Financial Officer; Principal Accounting Officer)
Diana Escolar, M.D.	58	Chief Medical Officer
William S. Marshall, Ph.D. Dr. Marshall’s biography is included above under “Proposal 1 - Election of Directors - Nominees.”
Jason A. Leverone. Mr. Leverone has served as our chief financial officer, secretary, and treasurer since February 2017. Prior to joining us, Mr. Leverone joined Private Miragen in November 2008 as its senior director of finance and operations and was appointed vice president, finance in March 2010. Mr. Leverone was appointed as Private Miragen’s chief financial officer in February 2012. Prior to joining Private Miragen, Mr. Leverone was senior director of finance and controller for Replidyne, Inc., a publicly traded biotechnology company, from November 2005 to November 2008. Prior to joining Replidyne, Mr. Leverone was the corporate controller for CreekPath System, Inc., an international software development company, from September 2002 to October 2005. He commenced his professional career with the accounting firm of Ernst and Young LLP, where he last served as a senior accountant, and then Arthur Andersen LLP, where he last served as an audit manager. Mr. Leverone is a Certified Public Accountant and earned a B.S. in Business Administration from Bryant University.
Diana Escolar, M.D. Dr. Escolar has served as our Chief Medical Officer since December 2019. Prior to serving as our Chief Medical Officer, Dr. Escolar served as our Senior Vice President of Clinical Science from January 2018 to December 2019. Prior to joining us, from June 2011 to September 2017, Dr. Escolar was the Chief Medical Officer of Akashi Therapeutics, Inc. (previously DART Therapeutics, Inc.). Prior to serving at Akashi Therapeutics, from June 2009 to June 2011, Dr. Escolar was a Principal Medical Consultant for Acceleron Pharma. From 2011 to 2012, Dr. Escolar served as Senior Medical Consultant and Advisory Board Member for Shire Plc. From 2003 to 2005, Dr. Escolar served as a Principal Medical Consultant for the Genzyme Corporation. Between 2004 and 2011, Dr. Escolar also held multiple positions on advisory boards or as a medical consultant for national and international companies, as well as government agencies, such as Wyeth, Summit Therapeutics, AVI Biopharma, PTC Therapeutics, Aileron Therapeutics, the Center for Disease Control, and as a scientific reviewer for the National Institute of Health. From 2000 to 2007, Dr. Escolar also served as the co-founder and director of the Cooperative International Neuromuscular Research Group. From 2010 to 2017, Dr. Escolar served as an Associate Professor of Neurology at Johns Hopkins University as well as Faculty at the Kennedy Krieger Institute from. Dr. Escolar received her M.D. from the University of Buenos Aires, School of Medicine in Argentina, and she completed her post-graduate training with Boston University- and Harvard Medical School-affiliated programs.

NAMED EXECUTIVE OFFICERS
Our named executive officers for the year ended December 31, 2019, which consist of each person who served as our principal executive officer for the year ended December 31, 2019, our two other most highly compensated executive officers for the year ended December 31, 2019 and one individual who would have qualified as a named executive officer, but for the fact that he was not serving as an executive officer as of December 31, 2019, consisted of the following:

Officer	Title
William S. Marshall, Ph.D.	President, Chief Executive Officer and Director
Jason A. Leverone	Chief Financial Officer
Diana Escolar, M.D.	Chief Medical Officer
Paul D. Rubin, M.D.	Former Executive Vice President, Research and Development
In December 2019, we announced that Dr. Rubin ceased serving as our chief medical officer effective December 31, 2019. In accordance with the terms of his employment agreement, Dr. Rubin is entitled to specified severance benefits as described below under the “Executive Officer Employment Agreements - Rubin Employment Agreement.”
Summary Compensation Table
The following table sets forth the information as to compensation paid to or earned by our named executive officers.

Name and Principal Position	Fiscal Year	Salary	Bonus	Option Award(s)(1)	Nonequity Incentive Plan Compensation	Total
William S. Marshall, Ph.D. President and Chief Executive Officer	2019	$521,000	$—	$551,302	$—	$1,072,302
	2018	$490,000	$—	$1,350,005	$147,000	$1,987,005
Jason A. Leverone Chief Financial Officer	2019	$355,000	$—	$178,223	$—	$533,223
	2018	$340,000	$—	$413,267	$71,400	$824,667
Diana Escolar, M.D. Chief Medical Officer (2)	2019	$372,600	$111,780	$59,408	$—	$543,788
	2018	$(2)	$(2)	$(2)	$(2)	$(2)
Paul D. Rubin, M.D. Former Executive Vice President, Research and Development	2019	$426,000	$—	$206,738	$—	$632,738
	2018	$410,000	$—	$468,369	$98,400	$976,769
____________________

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, in accordance with the SEC rules, these amounts reflect the aggregate grant date fair value of stock awards or options to purchase common stock that were granted during the applicable fiscal year, computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, “Stock Compensation” (“FASB ASC 718”). Our methodology, including our underlying estimates and assumptions used in calculating these values, is set forth in “Note 11. Share-Based Compensation” in our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on March 13, 2020.

(2)	Dr. Escolar was not a named executive officer for 2018. As a result her compensation for that year has been omitted pursuant to applicable SEC rules and regulations.

Executive Officer Employment Agreements
Marshall Employment Agreement
In December 2016, Private Miragen entered into an employment agreement with Dr. Marshall to be effective upon, and which we assumed in connection with, our acquisition of Private Miragen. Under this employment agreement, Dr. Marshall is entitled to an annual base salary (subject to periodic review and adjustment by our Board or Compensation Committee) of $400,000 and an annual cash bonus equal to 50% of Dr. Marshall’s then effective base salary (subject to review and adjustment in the sole discretion of the Board or our Compensation Committee). Dr. Marshall is also eligible to participate in, subject to applicable eligibility requirements, all of our benefits plans and fringe benefits and programs that may be provided to our senior executives from time to time. In 2019, Dr. Marshall was awarded options to purchase 232,000 shares of common stock, under our 2016 Plan, at an exercise price of $2.96, vesting in equal monthly installments over four years, subject to the Dr. Marshall’s continuous service to us through each applicable vesting date. In 2019, the Board set Dr. Marshall’s base salary as $521,000. In 2019, the Compensation Committee awarded Dr. Marshall a bonus of $147,000 for services rendered in 2018. No bonuses were paid to our executive officers in 2020 for services rendered in 2019. For 2019, Dr. Marshall’s bonus target was 50% of his base salary, with such bonus payable at the discretion of the Board or Compensation Committee and subject to achievement of specified corporate and individual goals.
The employment agreement provides that either party may terminate the agreement at-will. In addition, the agreement provides that if we terminate Dr. Marshall’s employment without cause or Dr. Marshall resigns for good reason, Dr. Marshall will be eligible to receive the following severance benefits: (i) an amount equal to 12 months of his annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule; (ii) the vesting of the equivalent of 12 months of service on all of Dr. Marshall’s stock options or other equity awards that were outstanding as of the effective date of Dr. Marshall’s employment agreement; and (iii) 12 months of continued health coverage. Although, if such termination or resignation occurs within one month prior to or 12 months following a change of control, Dr. Marshall will be eligible to receive the following severance benefits: (i) an amount equal to 24 months of his annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule; (ii) the vesting in full of all of his then outstanding stock options or other equity awards then outstanding and subject to time-based vesting; and (iii) 12 months of continued health coverage.
The following definitions have been adopted in Dr. Marshall’s employment agreement:

•
“cause” means (i) Dr. Marshall’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) Dr. Marshall’s attempted commission of, or participation in, a fraud or act of dishonesty against us; (iii) Dr. Marshall’s intentional, material violation of any contract or agreement between Dr. Marshall and us or any statutory duty Dr. Marshall owes to us, in each case, which remains uncured for 30 days after we provide written notice of such action or conduct to Dr. Marshall; (iv) Dr. Marshall’s unauthorized use or disclosure of our confidential information or trade secrets; or (v) Dr. Marshall’s gross misconduct which remains uncured for 30 days after we provide written notice of such action or conduct to Dr. Marshall.

•
“good reason” means the occurrence, without Dr. Marshall’s consent, of any one or more of the following: (i) a material reduction in his base salary of 10% or more (unless such reduction is pursuant to a salary reduction program applicable generally to our similarly situated executives); (ii) a material reduction in Dr. Marshall’s authority, duties or responsibilities; (iii) a relocation of Dr. Marshall’s principal place of employment to a place that increases Dr. Marshall’s one-way commute by more than 25 miles; or (iv) material breach by us of any material provision of Dr. Marshall’s employment agreement.

All severance benefits payable to Dr. Marshall under his employment agreement are subject to him signing, not revoking, and complying with a release of claims in favor of us.

Leverone Employment Agreement
In December 2016, Private Miragen entered into an employment agreement with Mr. Leverone to be effective upon, and which we assumed in connection with, our acquisition of Private Miragen. Under this employment agreement, Mr. Leverone is entitled to an annual base salary (subject to review and adjustment in the sole discretion of the Board or our Compensation Committee) of $355,000 and an annual cash bonus equal to 40% of Mr. Leverone’s then effective base salary (subject to review and adjustment in the sole discretion of the Board or our Compensation Committee). Mr. Leverone is also eligible to participate in, subject to applicable eligibility requirements, all of our benefits plans and fringe benefits and programs that may be provided to our senior executives from time to time. In 2019, Mr. Leverone was awarded options to purchase 75,000 shares of common stock, under our 2016 Plan, at an exercise price of $2.96, vesting in equal monthly installments over four years, subject to Mr. Leverone’s continuous service to us through each applicable vesting date. In 2019, the Board set Mr. Leverone’s base salary as $355,000. In 2019, the Compensation Committee awarded Mr. Leverone a bonus of $71,400 for services rendered in 2018. No bonuses were paid to our executive officers in 2020 for services rendered in 2019. For 2019, Mr. Leverone’s bonus target was 40% of his base salary, with such bonus payable at the discretion of the Board or Compensation Committee and subject to achievement of specified corporate and individual goals.
The employment agreement provides that either party may terminate the agreement at-will. In addition, the agreement provides that if we terminate Mr. Leverone’s employment without cause or Mr. Leverone resigns for good reason, Mr. Leverone will be eligible to receive the following severance benefits: (i) an amount equal to 12 months of his annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule; (ii) the vesting of the equivalent of 12 months of service on all of Mr. Leverone’s stock options or other equity awards that were outstanding as of the effective date of Mr. Leverone’s employment agreement; and (iii) 12 months of continued health coverage. Although, if such termination or resignation occurs within one month prior to or 12 months following a change of control, Mr. Leverone will be eligible to receive the following severance benefits: (i) an amount equal to 12 months of his annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule; (ii) the vesting in full of all of Mr. Leverone’s then outstanding stock options or other equity awards subject to time-based vesting; and (iii) 12 months of continued health coverage.
The following definitions have been adopted Mr. Leverone’s employment agreement:

•
“cause” means (i) Mr. Leverone’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) Mr. Leverone’s attempted commission of, or participation in, a fraud or act of dishonesty against us; (iii) Mr. Leverone’s intentional, material violation of any contract or agreement between Mr. Leverone and us or any statutory duty Mr. Leverone owes to us, in each case, which remains uncured for 30 days after we provide written notice of such action or conduct to Mr. Leverone; (iv) Mr. Leverone’s unauthorized use or disclosure of our confidential information or trade secrets; or (v) Mr. Leverone’s gross misconduct which remains uncured for 30 days after we provide written notice of such action or conduct to Mr. Leverone.

•
“good reason” means the occurrence, without Mr. Leverone’s consent, of any one or more of the following: (i) a material reduction in his base salary of 10% or more (unless such reduction is pursuant to a salary reduction program applicable generally to our similarly situated executives); (ii) a material reduction in Mr. Leverone’s authority, duties or responsibilities; (iii) a relocation of Mr. Leverone’s principal place of employment to a place that increases Mr. Leverone’s one-way commute by more than 25 miles; or (iv) material breach by us of any material provision of Mr. Leverone’s employment agreement.

All severance benefits payable to Mr. Leverone under his employment agreement are subject to him signing, not revoking, and complying with a release of claims in favor of us.

Escolar Employment Agreement
In February 2020, we entered into an employment agreement with Dr. Escolar. Under this employment agreement, Dr. Escolar is entitled to an annual base salary (subject to periodic review and adjustment by our Board of Directors or compensation committee) of $415,000 (subject to review and adjustment in the sole discretion of the Board or our Compensation Committee) and an annual cash bonus equal to 40% of Dr. Escolar’s then effective base salary (subject to review and adjustment in the sole discretion of the Board or our Compensation Committee). Dr. Escolar is also eligible to participate in, subject to applicable eligibility requirements, all of our benefits plans and fringe benefits and programs that may be provided to our senior executives from time to time. In 2019, Dr. Escolar was awarded options to purchase 25,000 shares common stock under our 2016 Plan at an exercise price of $2.96, vesting in equal monthly installments over four years, subject to Dr. Escolar’s continuous service to us through each applicable vesting date. In 2019, Dr. Escolar’s base salary was $372,600. In 2019, the Compensation Committee awarded Dr. Escolar a discretionary bonus of $111,780, for services rendered in 2019. Since Dr. Escolar was a non-executive employee for the majority of 2019, her bonus was not considered an executive award. For 2019, Dr. Escolar’s bonus target was 30% of her base salary, with such bonus payable at the discretion of the Board or Compensation Committee and subject to achievement of specified corporate and individual goals.
The employment agreement provides that either party may terminate the agreement at-will. In addition, the agreement provides that if we terminate Dr. Escolar employment without cause or Dr. Escolar resigns for good reason, Dr. Escolar will be eligible to receive the following severance benefits: (i) an amount equal to 12 months of her annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule; (ii) the vesting of the equivalent of 12 months of service on all of Dr. Escolar’s stock options or other equity awards that were outstanding as of the effective date of Dr. Escolar’s employment agreement; and (iii) 12 months of continued health coverage. Although, if such termination or resignation occurs within one month prior to or 12 months following a change of control, Dr. Escolar will be eligible to receive the following severance benefits: (i) an amount equal to 12 months of her annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule; (ii) the vesting in full of all of Dr. Escolar’s then outstanding stock options or other equity awards subject to time-based vesting; and (iii) 12 months of continued health coverage.
The following definitions have been adopted Dr. Escolar’s employment agreement:

•
“cause” means (i) Dr. Escolar’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) Dr. Escolar’s attempted commission of, or participation in, a fraud or act of dishonesty against us; (iii) Dr. Escolar’s intentional, material violation of any contract or agreement between Dr. Escolar and us or any statutory duty Dr. Escolar owes to us, in each case, which remains uncured for 30 days after we provide written notice of such action or conduct to Dr. Escolar; (iv) Dr. Escolar’s unauthorized use or disclosure of our confidential information or trade secrets; or (v) Dr. Escolar’s gross misconduct which remains uncured for 30 days after we provide written notice of such action or conduct to Dr. Escolar.

•
“good reason” means the occurrence, without Dr. Escolar’s consent, of any one or more of the following: (i) a material reduction in her base salary of 10% or more (unless such reduction is pursuant to a salary reduction program applicable generally to our similarly situated executives); (ii) a material reduction in Dr. Escolar’s authority, duties or responsibilities; (iii) a relocation of Dr. Escolar’s principal place of employment to a place that increases Dr. Escolar’s one-way commute by more than 25 miles; or (iv) material breach by us of any material provision of Dr. Escolar’ employment agreement.

All severance benefits payable to Dr. Escolar under her employment agreement are subject to her signing, not revoking, and complying with a release of claims in favor of us.

Rubin Employment Agreement
In December 2016, Private Miragen entered into an employment agreement with Dr. Rubin to be effective, and which we assumed, upon the closing of the Merger. Under this employment agreement, Dr. Rubin was entitled to an annual base salary (subject to periodic review and adjustment by our Board or Compensation Committee) of $395,000 and an annual cash bonus equal to 40% of Dr. Rubin’s then effective base salary (subject to review and adjustment in the sole discretion of our Board or Compensation Committee). Dr. Rubin was also eligible to participate in, subject to applicable eligibility requirements, all of our benefits plans and fringe benefits and programs that may be provided to our senior executives of from time to time. In 2019, Dr. Rubin was awarded options to purchase 18,125 shares of common stock, under our 2016 Plan, at an exercise price of $2.96, vesting in equal monthly installments over four years, subject to Dr. Rubin’s continuous service to us through each applicable vesting date. In 2019, Dr. Rubin’s base salary was $426,000. In 2019, the Compensation Committee awarded Dr. Rubin a bonus of $98,400 for services rendered in 2018. No bonuses were paid to our executive officers in 2020 for services rendered in 2019. For 2019, Dr. Rubin’s bonus target was 40% of his base salary, with such bonus payable at the discretion of the Board or Compensation Committee and subject to achievement of specified corporate and individual goals.
In December 2019, we announced that Dr. Rubin ceased serving as our chief medical officer effective December 31, 2019. In accordance with the terms of his employment agreement, Dr. Rubin is entitled to specified severance benefits, including (i) an amount equal to 12 months of his annual base salary, less applicable deductions, payable in accordance with our normal payroll schedule; (ii) the vesting of the equivalent of 12 months of service on all of Dr. Rubin’s stock options or other equity awards that were outstanding as of the effective date of Dr. Rubin’s employment agreement; and (iii) 12 months of continued health coverage.

Outstanding Equity Awards at 2019 Fiscal Year-End
The following table provides information about the number of outstanding equity awards held by our named executive officers at December 31, 2019.

Option Awards (1)(2)
Name	Grant Date	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
William S. Marshall, Ph.D. (7)	6/15/2012	6/15/2012	(3)	230,968	—	$1.22	6/13/2022
	2/22/2016	2/22/2016	(3)	150,258	6,533	$1.05	2/19/2026
	2/16/2017	2/16/2017	(3)	141,666	58,334	$11.01	2/16/2027
	1/31/2018	1/31/2018	(4)	117,395	127,605	$7.50	1/30/2028
	2/6/2019	2/6/2019	(6)	48,333	183,667	$2.96	2/6/2029
Jason A. Leverone (8)	3/16/2010	3/16/2010	(3)	11,249	—	$0.57	3/15/2020
	6/15/2012	6/15/2012	(3)	46,615	—	$1.22	6/13/2022
	2/22/2016	2/22/2016	(3)	33,689	1,466	$1.05	2/19/2026
	2/16/2017	2/16/2017	(3)	54,895	22,605	$11.01	2/16/2027
	1/31/2018	1/31/2018	(4)	35,937	39,063	$7.50	1/30/2028
	2/6/2019	2/6/2019	(6)	15,625	59,375	$2.96	2/6/2029
Paul D. Rubin, M.D. (9)	11/30/2016	11/16/2016	(5)	202,917	—	$5.69	3/30/2020
	2/16/2017	2/16/2017	(3)	61,979	—	$11.01	3/30/2020
	1/31/2018	1/31/2018	(4)	40,729	—	$7.50	3/30/2020
	2/6/2019	2/6/2019	(6)	18,125	—	$2.96	3/30/2020
Diana Escolar, M.D.	1/15/2018	1/15/2018	(5)	19,166	20,834	$8.91	1/14/2028
	2/6/2019	2/6/2019	(6)	5,208	19,792	$2.96	2/6/2029
____________________

(1)	All of the outstanding option awards were granted under and are subject to the terms of either our 2008 Equity Incentive Plan or our 2016 Plan.

(2)	The unvested shares subject to these option awards may be subject to accelerated vesting upon a qualifying termination of employment, see “Executive Officer Employment Agreements.”

(3)	The option vests as to 1/48 of the shares subject to the option in monthly installments measured from vesting commencement date, subject to continuous service through each applicable vesting date.

(4)
6.25% of the shares subject to the option vested on April 30, 2018, and the remaining 93.75% of the shares subject to the option vest thereafter in 45 monthly installments, subject to continuous service through each applicable vesting date.

(5)
25% of the shares subject to the option vest on the first anniversary of the vesting commencement date, and the remaining shares subject to the option vest thereafter in 36 monthly installments, subject to continuous service through each applicable vesting date.

(6)
6.25% of the shares subject to the option vested on May 7, 2019, and the remaining 93.75% of the shares subject to the option vest thereafter in 45 monthly installments, subject to continuous service through each applicable vesting date.

(7)	Dr. Marshall’s 6/15/12 grant became fully vested as of 6/15/16.

(8)	Mr. Leverone’s 3/16/10 option grant became fully vested as of 3/16/14, and his 6/15/12 grant became fully vested as of 6/15/16.

(9)	On December 31, 2019, Dr. Rubin ceased serving as our chief medical officer. As a result, his outstanding equity awards were affected as follows:

a.	The vesting for his 11/30/2016 grant was accelerated to be fully vested at 12/31/2019, and the termination date of the option was adjusted to 3/30/20.

b.	The vesting for his 2/16/2017 grant ceased on 12/31/2019 and 25,521 unvested shares were forfeited; the remaining 61,979 vested shares expire on 3/30/20.

c.	The vesting for his 1/31/2018 grant ceased on 12/31/2019 and 34,519 unvested shares were forfeited; the remaining 40,729 vested shares expire on 3/30/20.

d.	The vesting for his 2/6/2019 grant ceased on 12/31/2019 and 43,500 unvested shares were forfeited; the remaining 18,125 vested shares expire on 3/30/20.
PAYMENTS DUE UPON TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL
We have entered into employment agreements with Dr. Marshall, Mr. Leverone, Dr. Escolar and Dr. Rubin pursuant to which we have agreed to certain payments to our executive officers upon termination of their employment or a change of control of the Company. These obligations are discussed above under the heading “Executive Officer Employment Agreements.”
OTHER ELEMENTS OF COMPENSATION
Perquisites, Health, Welfare and Retirement Benefits
Our named executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, and disability insurance, in each case on the same basis as our other employees. We do not provide perquisites or personal benefits to our named executive officers. We do, however, pay the premiums for term life insurance for all of our employees, including our named executive officers. We provide a 401(k) plan to our employees, including our current named executive officers, as discussed in the section below entitled “401(k) Plan.”
401(k) Plan
We also maintain a defined contribution employee retirement plan for our employees, including our named executive officers. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Code so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute a portion of his or her pre-tax compensation, up to a statutory limit, which was $18,500 for 2018 and $19,000 for 2019. Participants who are at least 50 years old can also make “catch-up” contributions, which for 2018 and 2019 can be up to an additional $6,000. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee, subject to participants’ ability to give investment directions by following specified procedures. In 2019, we provided matching contributions of up to 50% of the first 4% of each employee’s eligible contributions to the 401(k) plan.

NON-EMPLOYEE DIRECTOR COMPENSATION
Annual Compensation
The Company’s non-employee director cash and equity compensation policy specifies that during the 12-month period following the date of each annual meeting, each non-employee director is paid an annual cash retainer of $35,000 for his or her service on our Board of Directors, provided that the non-employee chairperson of the Board of Directors is paid an additional annual cash retainer of $30,000.
In addition to the annual retainer described above, each non-employee director who serves as a chair or member of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is paid an annual fee during the 12-month period following the date of each annual meeting of the Company’s stockholders as follows:

	Member Annual Fee (1)	Chairperson Annual Fee
Audit committee	$7,500	$15,000
Compensation committee	5,000	10,000
Nominating and corporate governance committee	3,750	7,500
____________________

(1)	Annual fee paid to each non-employee director (other than the chairperson) who serves as a member of the corresponding committee of the Board of Directors.
Each non-employee director and committee member has the right to elect to receive all or a portion of annual compensation described above in the form of either cash, quarterly restricted common stock based on the closing price of our common stock on The Nasdaq Capital Market on the date of grant, or stock options to purchase common stock based on the Black-Scholes option-pricing model as of the date of grant. Any such election will be made before the start of the fiscal year or within thirty days of first becoming eligible to receive compensation under this policy and with any such stock options or restricted common stock elected by the directors to vest on a quarterly basis in arrears, with stock options to expire ten years from the date of grant.
Equity Awards Granted Upon Annual Re-Election to the Board of Directors
In addition to the compensation described above, each non-employee member of our Board of Directors receives an automatic option grant to purchase 12,000 shares of our common stock (subject to adjustment for stock splits and similar matters) at each annual meeting once re-elected with an exercise price equal to the fair market value of a share of our common stock on such date. Each equity grant will vest in full on the earlier of the one-year anniversary of the date of grant or our next annual meeting, subject to the non-employee director’s continued service through each applicable vesting date. On February 12, 2020, our Board of Directors approved a one-time increase in the size of the annual stock option grant made to directors. As a result, in 2020, each member of our Board of Directors will receive an automatic option grant to purchase 24,000 shares of our common stock (subject to adjustment for stock splits and similar matters) at the 2020 annual meeting if re-elected. Other than the number of shares subject to such options, the terms of such options will be consistent with prior-year grants.
Equity Awards Granted Upon Appointment to the Board of Directors
Each new director elected or appointed to our Board of Directors receives an initial equity grant of options to purchase 24,000 shares of our common stock (subject to adjustment for stock splits and similar matters) upon appointment or election with an exercise price equal to the fair market value of a share of our common stock on such date. Each option grant will vest in 36 equal monthly installments, subject to the non-employee director’s continued service through each applicable vesting date.

2019 Director Compensation
The table below sets forth the compensation of our non-employee directors for the fiscal year ended December 31, 2019.

Name (1)	Fees Earned or Paid in Cash	Option Awards (2) (3)		All Other Compensation	Total
Christopher J. Bowden, M.D.	$40,000	$22,803	(4)	$—	$62,803
Jeffrey S. Hatfield	$72,500	$22,803	(4)	$—	$95,303
Thomas E. Hughes, Ph.D.	$24,375	$48,101	(4)(5)	$—	$72,476
Kevin Koch, Ph.D.	$47,500	$22,803	(4)	$—	$70,303
Arlene M. Morris	$46,250	$22,803	(4)	$—	$69,053
Joseph L. Turner	$50,000	$22,803	(4)	$—	$72,803
____________________

(1)
Dr. Marshall, our current President and Chief Executive Officer, also served as a member of our Board of Directors in the fiscal year ended December 31, 2019. Dr. Marshall’s compensation for serving as our President and Chief Executive Officer in 2019 is reported in the Summary Compensation Table and other compensation tables set forth under “Executive Compensation.” Dr. Marshall did not receive any additional compensation for his service as a member of our Board of Directors.

(2)
The values set forth in this column do not reflect dollar amounts actually received by our non-employee directors and instead, in accordance with the SEC rules, are based on the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. Our methodology, including our underlying estimates and assumptions used in calculating these values, is set forth in “Note 11. Share-Based Compensation” in our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on March 13, 2020. Footnote (3) below lists the aggregate number of shares subject to option awards held by our non-employee directors as of December 31, 2019.

(3)
Including these stock options, as of December 31, 2019, each person serving in 2019 as a non-employee director held options to purchase the following aggregate number of shares of our common stock: Dr. Bowden, 48,000; Mr. Hatfield, 48,000; Dr. Hughes, 75,662; Dr. Koch, 65,248; Ms. Morris, 48,000; and Mr. Turner, 60,000.

(4)
On June 19, 2019, each non-employee director was granted an option to purchase 12,000 shares of our common stock at an exercise price of $2.36, which was equal to the closing price of our common stock on The Nasdaq Capital Market on the date of grant. The stock options will vest in full on June 19, 2020, subject to the non-employee director’s continued service with us through such date.

(5)
On April 3, 2019, in lieu of a cash payment for half of his annual Board fees, this non-employee director was granted stock options to purchases 10,106 shares of our common stock at an exercise price of $2.99, which was equal to the closing price of our common stock on The Nasdaq Capital Market on the date of grant. The stock options vested in quarterly installments and were fully vested as of December 31, 2019.

TRANSACTIONS WITH RELATED PERSONS
RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES
In February 2017, we adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements, or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of (x) $120,000 or (y) 1% of the average of our total assets at year end for the last two completed fiscal years. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs, and benefits to us;

•	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.
Certain Related-Person Transactions
Described below are the transactions and series of similar transactions since January 1, 2018 in which:

•	the amounts involved exceeded or will exceed the lesser of (x) $120,000 or (y) 1% of the average of our total assets at year end for the last two completed fiscal years; and

•
any of the directors, executive officers, holders of more than 5% of our capital stock (sometimes refer to as 5% stockholders below) or any member of their immediate family had or will have a direct or indirect material interest.

Public Offering of Common Stock
In February 2018, we entered into an underwriting agreement pursuant to which we sold 7,414,996 shares of common stock at a price of $5.50 per share, which resulted in net proceeds of approximately $37.9 million after deducting underwriting commissions and discounts and other offering expenses payable by us.
The table below sets forth the number of shares of our common stock purchased by and the purchase price for the shares of common stock for each purchaser that was then a director, executive officer or 5% stockholder, and their affiliates.

Name of Purchaser	Shares of Common Stock	Purchase Price
Atlas Venture Fund X, L.P. (1)	545,454	$2,999,997
Adam Levy (2)	9,090	$49,995
____________________

(1)
The Atlas Venture Funds, together, hold more than 5% of our outstanding capital stock. Dr. Booth was a member of our Board of Directors and a director of Atlas Venture Associates VII, Inc. and Atlas Venture Associates X, Inc., which are affiliated with the Atlas Venture Funds.

(2)	Mr. Levy resigned as our chief business officer in July 2019.
Director and Officer Indemnification and Insurance
We have entered into indemnification agreements with each of our executive officers and directors and purchased directors’ and officers’ liability insurance. Our indemnification agreements and bylaws require us to indemnify our directors and officers to the fullest extent permitted under Delaware law.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify us or your broker. Direct your written request to our Secretary at 6200 Lookout Road, Boulder, CO 80301 or contact our Secretary at (720) 643-5200. Stockholders who currently receive multiple copies of the Notice at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
Our Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors

Jason A. Leverone
Chief Financial Officer, Secretary, and Treasurer
Boulder, CO
April 10, 2020
Copies of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019 are available without charge upon written request to: Secretary, Miragen Therapeutics, Inc., 6200 Lookout Road, Boulder, CO 80301.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D06051-P37177

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MIRAGEN THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR all nominees listed, FOR Proposal 2, FOR Proposal 3, 1 Year with regard to Proposal 4, and FOR Proposal 5.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) William S. Marshall, Ph.D.
02) Thomas E. Hughes, Ph.D.
03) Kevin Koch, Ph.D.
04) Joseph L. Turner
05) Arlene M. Morris
06) Jeffrey S. Hatfield
07) Christopher J. Bowden, M.D.

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

NOTE: In their discretion, the proxyholders are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder. **If no direction is made, this proxy will be voted FOR all nominees and FOR Proposal 2, FOR Proposal 3, 1 Year with regard to Proposal 4, and FOR Proposal 5.** If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D06052-P37177

MIRAGEN THERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

MAY 21, 2020 9:00 AM MOUNTAIN TIME

The stockholder(s) hereby appoint(s) William S. Marshall and Jason A. Leverone, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Miragen Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Mountain Time on May 21, 2020, via Internet at www.virtualshareholdermeeting.com/MGEN2020, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2, FOR PROPOSAL 3, 1 YEAR WITH REGARD TO PROPOSAL 4, AND FOR PROPOSAL 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNEX A-1

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each three (3) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-2

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each four (4) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-3

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each five (5) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-4

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each six (6) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-5

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each seven (7) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-6

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each eight (8) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-7

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each nine (9) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-8

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each ten (10) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-9

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each eleven (11) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-10

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each twelve (12) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-11

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each thirteen (13) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-12

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each fourteen (14) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-13

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each fifteen (15) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-14

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each sixteen (16) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-15

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each seventeen (17) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-16

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each eighteen (18) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-17

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each nineteen (19) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer

ANNEX A-18

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MIRAGEN THERAPEUTICS, INC.

MIRAGEN THERAPEUTICS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST:    The name of the corporation is Miragen Therapeutics, Inc. (the “Corporation”).
SECOND:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 17, 2014 under the name Signal Genetics, Inc.
THIRD:    The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation, as amended, as follows:
1.    Article IV of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended to add the following provisions in their entirety to the existing provisions of Article IV:
“Effective at 5:01 p.m. Eastern time, on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each twenty (20) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the fraction to which such holder would otherwise be entitled multiplied by the fair value of the Common Stock on the date of the Effective Time, as determined by the Board of Directors.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

FOURTH:    Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.
IN WITNESS WHEREOF, MIRAGEN THERAPEUTICS, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this ______ day of _______________, 2020.
MIRAGEN THERAPEUTICS, INC.

By:
William S. Marshall, Ph.D.
President and Chief Executive Officer